                                                                      EXHIBIT 99





                  RECORD QUARTER, RECORD YEAR FOR UNION PACIFIC
                  FOURTH STRAIGHT YEAR OF EARNINGS IMPROVEMENT

         OMAHA, NE, JANUARY 22, 2003 - Union Pacific Corporation (NYSE: UNP) today reported a fourth quarter record net income of $378 million, or $1.41 per diluted share. This is a 37 percent increase over the 2001 level of $275 million, or $1.06 per diluted share. The 2002 quarterly results include one-time gains of $0.16 per diluted share from the sale of land and track to the Santa Clara Valley Transportation Authority as well as $0.15 per diluted share for tax adjustments. Without these transactions, the Corporation earned $1.10 per diluted share in the fourth quarter of 2002.

         For the year, net income increased by 39 percent to a record $1.341 billion, or $5.05 per diluted share, compared to $966 million, or $3.77 per diluted share in 2001. Excluding one-time items totaling $0.75 per diluted share that Union Pacific reported in the third and fourth quarters of 2002, full year earnings were $4.30 per diluted share, a 14 percent increase over 2001 earnings.

         "This was a remarkable year for Union Pacific," Dick Davidson, chairman and chief executive officer, said. "While it was a very difficult economic environment, and the West Coast port disruption temporarily slowed our momentum, the men and women of Union Pacific answered every challenge.

         "Our 2002 earnings performance accelerated our ability to strengthen the balance sheet and position ourselves for continued long-term growth."


                                    -m o r e-

FOURTH QUARTER HIGHLIGHTS

         In the fourth quarter of 2002, Union Pacific Corporation, excluding Overnite, reported an increase in operating income to $562 million, compared to $554 million for the same period in 2001.

         o The Railroad's commodity revenue was up 3 percent to a fourth quarter record $2.69 billion with all commodities up except Energy and Intermodal

         o Gross ton-miles were up 2 percent over 2001 to a fourth quarter record level of 252.4 billion

         o Employee productivity increased 5 percent to 5.5 million gross-ton miles moved per employee, an all-time quarterly best level, despite volume reductions associated with the West Coast port disruption

FOURTH QUARTER COMMODITY REVENUE SUMMARY VERSUS 2001:

         o        Automotive up 10 percent

         o        Agricultural up 8 percent

         o        Industrial Products up 7 percent

         o        Chemicals up 3 percent

         o        Intermodal down 2 percent

         o        Energy down 3 percent

2002 FULL YEAR HIGHLIGHTS

         o Excluding Overnite, Union Pacific Corporation's operating margin improved 1.6 points to 20.2 percent - the first time the Company has reached a full-year operating margin above 20 percent since its merger with the Southern Pacific railroad

         o Railroad Employee Productivity increased 6.7 percent to an all-time record level of 21.0 million gross-ton miles moved per employee

         o        Total Operating Revenues increased 4 percent to $12.5 billion

         o Commodity revenue at the Railroad increased 3 percent, driven largely by volume increases in Automotive, Intermodal, and Chemicals as well as increases in average revenue per car in Agricultural and Industrial Products

                                    -m o r e-

         o Record cash from Operating Activities of $2.25 billion and free cash flow (cash from Operating and Investing Activities less dividends paid) of $528 million

OVERNITE CORPORATION

         Overnite Corporation earned $16.8 million in operating income in the fourth quarter of 2002, compared to $14.0 million in 2001 on a pro forma basis. (Pro forma results for 2001 include $2.2 million of operating income from Motor Cargo, which was acquired on November 30, 2001.) For the year, Overnite reported operating income of $71.2 million, compared to $63.9 million in 2001 - an improvement of 11 percent. (Pro forma results for 2001 include $9.7 million of operating income from Motor Cargo.) The operating ratio was 94.7 percent in 2002, compared to 95.0 in 2001.

2003 OUTLOOK

         "The outlook for our core business remains strong," said Davidson. "We would expect moderately improved revenue growth throughout the year, but we're concerned about the potential impact of an uncertain economy and high energy prices."

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite Corporation, which owns less-than-truckload carriers Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.


                                    -m o r e-

ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: www.up.com. CONTACT FOR INVESTORS IS JENNIFER HAMANN AT 402-271-4227. CONTACT FOR MEDIA IS KATHRYN BLACKWELL AT 402-271-3753.


         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation's and its subsidiaries' business, financial and operational results, and future economic performance, statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

         Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

         Important factors that could affect the Corporation's and its subsidiaries' future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail business; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

         Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended December 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                                             2002 a)            2001 b)        Pct Chg
                                                                          ------------        ------------   ----------
OPERATING REVENUES                                                             $ 3,171             $ 3,006   +        5
Operating Expenses                                                               2,592               2,441   +        6
                                                                          ------------        ------------

OPERATING INCOME                                                                   579                 565   +        2
Other Income - Net                                                                 108                  26            F
Interest Expense                                                                  (154)               (167)  -        8
                                                                          ------------        ------------

INCOME BEFORE INCOME TAXES                                                         533                 424   +       26
Income Tax Expense                                                                (155)               (149)  +        4
                                                                          ------------        ------------

NET INCOME                                                                       $ 378               $ 275   +       37
                                                                          ============        ============

BASIC EARNINGS PER SHARE                                                        $ 1.49              $ 1.10   +       35

DILUTED EARNINGS PER SHARE                                                      $ 1.41              $ 1.06   +       33

Average Basic Shares Outstanding (MM)                                            253.0               249.3

Average Diluted Shares Outstanding (MM)                                          277.8               272.9


a) Motor Cargo contributed operating revenues of $37.4 million, operating expense of $34.8 million and operating income of $2.6 million during the fourth quarter of 2002.

b) Includes the December 2001 results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed operating revenues of $10.2 million, operating expense of $9.8 million and operating income of $0.4 million.



                                       (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Twelve Months Ended December 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                                              2002 a)            2001 b)         Pct Chg
                                                                          --------------      --------------    ----------
OPERATING REVENUES                                                              $ 12,491            $ 11,973    +        4
Operating Expenses                                                                10,167               9,901    +        3
                                                                          --------------      --------------
OPERATING INCOME                                                                   2,324               2,072    +       12
Other Income - Net                                                                   325                 162             F
Interest Expense                                                                    (633)               (701)   -       10
                                                                          --------------      --------------
INCOME BEFORE INCOME TAXES                                                         2,016               1,533    +       32
Income Tax Expense                                                                  (675)               (567)   +       19
                                                                          --------------      --------------

NET INCOME                                                                       $ 1,341               $ 966    +       39
                                                                          ==============      ==============

BASIC EARNINGS PER SHARE                                                          $ 5.32              $ 3.90    +       36


DILUTED EARNINGS PER SHARE                                                        $ 5.05              $ 3.77    +       34

Average Basic Shares Outstanding (MM)                                              252.1               248.0

Average Diluted Shares Outstanding (MM)                                            276.8               271.9


a) Motor Cargo contributed operating revenues of $142.2 million, operating expense of $132.2 million and operating income of $10.0 million during 2002.

b) Includes the December 2001 results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed operating revenues of $10.2 million, operating expense of $9.8 million and operating income of $0.4 million.



                                       (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                            Periods Ended December 31

                                   (Unaudited)

          Fourth Quarter                                                                Year-to-Date
      2002              2001      Pct Chg                                           2002             2001        Pct Chg
----------------   -------------- --------                                     ---------------     ------------  -------
                                              COMMODITY REVENUE (000):
       $ 409,823        $ 381,059 +     8     Agricultural                         $ 1,505,648       $1,454,216  +     4
         316,186          287,777 +    10     Automotive                             1,209,168        1,117,629  +     8
         388,175          375,912 +     3     Chemicals                              1,574,472        1,544,614  +     2
         600,287          618,366 -     3     Energy                                 2,343,355        2,399,606  -     2
         492,455          461,947 +     7     Industrial Products                    2,035,043        1,970,513  +     3
         483,227          493,240 -     2     Intermodal                             1,994,920        1,904,764  +     5

----------------   --------------                                              ---------------     ------------
      $2,690,153       $2,618,301 +     3     Total                               $ 10,662,606     $ 10,391,342  +     3
================   ==============                                              ===============     ============

                                              REVENUE CARLOADS:
         234,218          230,709 +     2     Agricultural                             880,848          875,935  +     1
         213,644          201,524 +     6     Automotive                               818,574          762,978  +     7
         222,780          214,194 +     4     Chemicals                                903,723          879,539  +     3
         558,787          558,482       -     Energy                                 2,163,784        2,160,599        -
         340,335          327,711 +     4     Industrial Products                    1,412,846        1,405,395  +     1
         698,181          719,200 -     3     Intermodal                             2,951,573        2,831,614  +     4

----------------   --------------                                              ---------------     ------------
       2,267,945        2,251,820 +     1     Total                                  9,131,348        8,916,060  +     2
================   ==============                                              ===============     ============

                                              AVERAGE REVENUE PER CAR:
          $1,750           $1,652 +     6     Agricultural                              $1,709           $1,660  +     3
           1,480            1,428 +     4     Automotive                                 1,477            1,465  +     1
           1,742            1,755 -     1     Chemicals                                  1,742            1,756  -     1
           1,074            1,107 -     3     Energy                                     1,083            1,111  -     3
           1,447            1,410 +     3     Industrial Products                        1,440            1,402  +     3
             692              686 +     1     Intermodal                                   676              673        -

----------------   --------------                                              ---------------     ------------
          $1,186           $1,163 +     2     Total                                     $1,168           $1,165        -
================   ==============                                              ===============     ============



                                       (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                            Periods Ended December 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


       Fourth Quarter                                                                      Year-to-Date
    2002          2001      Pct Chg                                                     2002          2001       Pct Chg
------------   ----------   --------                                                 -----------   -----------   --------
     $ 2,825      $ 2,725   +      4     OPERATING REVENUES                              $11,159       $10,830   +      3

                                         OPERATING EXPENSES
         949          898   +      6     Salaries and Benefits                             3,694         3,586   +      3
         301          293   +      3     Rent Expense                                      1,240         1,214   +      2
         289          285   +      1     Depreciation                                      1,147         1,126   +      2
         295          293   +      1     Fuel and Utilities                                1,065         1,249   -     15
         111          107   +      4     Materials and Supplies                              476           487   -      2
         318          295   +      8     Purchased Services and Other                      1,284         1,150   +     12
------------   ----------                                                            -----------   -----------
       2,263        2,171   +      4         Total                                         8,906         8,812   +      1
------------   ----------                                                            -----------   -----------

       $ 562        $ 554   +      1     OPERATING INCOME                                $ 2,253       $ 2,018   +     12
============   ==========                                                            ===========   ===========

                                         OPERATING STATISTICS:
       2,268        2,252   +      1     Revenue Carloads (Thousands)                      9,131         8,916   +      2
       131.2        128.4   +      2     Revenue Ton-Miles (Billions)                      518.7         503.7   +      3
       252.4        246.6   +      2     Gross Ton-Miles (Billions)                        993.7         957.7   +      4
        2.05(cent)   2.04(cent)    -     Rev/RTM (Commodity Revenue Based)                  2.06(cent)    2.06(cent)    -
     $ 1,186      $ 1,163   +      2     Average Commodity Revenue Per Car               $ 1,168       $ 1,165          -
      46,276       47,435   -      2     Average Employees                                47,298        48,632   -      3
          81(cent)     81(cent)    -     Average Fuel Price Per Gallon                        73(cent)      88(cent)-  17
         329          328          -     Fuel Consumed in Gallons (MM)                     1,315         1,287   +      2
        1.30         1.33   -      2     Fuel Consumption Rate (Gal/000 GTM)                1.32          1.34   -      1
        19.9         20.3   -    0.4 pt. Operating Margin (%)                               20.2          18.6   +    1.6 pt.
        80.1         79.7   +    0.4 pt. Operating Ratio (%)                                79.8          81.4   -    1.6 pt.


a)   Excludes Overnite's operations.



                                       (4)

                              OVERNITE CORPORATION

                        REVIEW OF OPERATIONS - PRO FORMA

                            Periods Ended December 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


       Fourth Quarter                                                                        Year-to-Date
      2002         2001 a)     Pct Chg                                                    2002        2001 a)     Pct Chg
 -------------    ---------   --------                                                  ---------    ---------   --------
       $ 346.3      $ 305.5   +     13     OPERATING REVENUES                           $ 1,332.5    $ 1,270.4   +      5

                                           OPERATING EXPENSES
         203.4        183.4   +     11     Salaries and Benefits                            807.1        755.6   +      7
          36.1         25.5   +     42     Rent Expense                                     126.0        107.0   +     18
          14.7         14.2   +      4     Depreciation                                      58.5         55.9   +      5
          19.3         16.0   +     21     Fuel and Utilities                                68.4         75.6   -     10
          14.9         14.2   +      5     Materials and Supplies                            54.3         55.8   -      3
          41.1         38.1   +      8     Other                                            147.0        156.5   -      6
 -------------    ---------                                                             ---------    ---------
         329.5        291.4   +     13          Total                                     1,261.3      1,206.4   +      5
 -------------    ---------                                                             ---------    ---------
        $ 16.8       $ 14.1   +     19     OPERATING INCOME                                $ 71.2       $ 64.0   +     11
 =============    =========                                                             =========    =========

                                           OPERATING STATISTICS:
         2,176        2,018   +      8     Millions of Pounds Hauled - LTL                  8,693        8,355   +      4
         2,386        2,202   +      8     Millions of Pounds Hauled - Combined             9,532        9,093   +      5
       $ 14.58      $ 13.97   +      4     Revenue/CWT - LTL                              $ 14.07      $ 13.99   +      1
       $ 13.87      $ 13.35   +      4     Revenue/CWT - Combined                         $ 13.40      $ 13.41          -
        14,093       13,749   +      3     Average Employees                               13,649       13,753   -      1
            88(cent)     67(cent)+   31    Average Fuel Price Per Gallon                       76(cent)     83(cent)-   8
        16,039       15,639   +      3     Fuel Consumed in Gallons (000s)                 63,179       64,289   -      2
           4.8          4.6   +    0.2 pt. Operating Margin (%)                               5.3          5.0   +    0.3 pt.
          95.2         95.4   -    0.2 pt. Operating Ratio (%)                               94.7         95.0   -    0.3 pt.


a) Includes the pro forma effects of the Motor Cargo acquisition, as if the acquisition had been effective January 1, 2001. The actual results of Overnite Corporation for the fourth quarter and year-to-date of 2001, respectively, were as follows: operating revenues - $281.2 million and $1,143.3 million, operating expenses - $269.4 million and $1,089.1 million, and operating income - $11.8 million and $54.2 million.



                                       (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                        As of December 31, 2002 and 2001

                              (Dollars in Millions)

                                   (Unaudited)



                                                                              2002                    2001
                                                                       -------------------    --------------------
    ASSETS:
          Cash and Temporary Investments                               $               369    $                113
          Other Current Assets                                                       1,783                   1,429
          Investments                                                                  699                     786
          Properties - Net                                                          29,505                  28,792
          Other Assets                                                                 408                     431

                                                                       -------------------    --------------------
             Total                                                     $            32,764    $             31,551
                                                                       ===================    ====================

    LIABILITIES AND SHAREHOLDERS' EQUITY:
          Current Portion of Long Term Debt                            $               276    $                194
          Other Current Liabilities                                                  2,425                   2,552
          Long Term Debt                                                             7,428                   7,886
          Deferred Income Taxes                                                      8,478                   7,882
          Other Long Term Liabilities                                                2,006                   1,962
          Convertible Preferred Securities                                           1,500                   1,500
          Common Shareholders' Equity                                               10,651                   9,575

                                                                       -------------------    --------------------
             Total                                                     $            32,764    $             31,551
                                                                       ===================    ====================



                                       (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                     For the Twelve Months Ended December 31

                              (Dollars in Millions)

                                   (Unaudited)

                                                                                    2002                  2001
                                                                                -------------        -------------
   OPERATING ACTIVITIES:
           Net Income                                                           $       1,341        $         966
           Depreciation                                                                 1,206                1,174
           Deferred Income Taxes                                                          574                  424
           Other                                                                         (871)                (572)
                                                                                -------------        -------------
           Cash Provided by Operating Activities                                        2,250                1,992
                                                                                -------------        -------------

   INVESTING ACTIVITIES:
           Capital Investments                                                         (1,887)              (1,736)
           Other                                                                          366                  192
                                                                                --------------       --------------
           Cash Used in Investing Activities                                           (1,521)              (1,544)
                                                                                -------------        -------------

   FINANCING ACTIVITIES:
           Dividends Paid                                                                (201)                (198)
           Debt Repaid                                                                 (1,197)              (1,219)
           Financings and Other - Net                                                     925                  977
                                                                                -------------        -------------
           Cash Used in Financing Activities                                             (473)                (440)
                                                                                -------------        -------------

   NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                                 $         256        $           8
                                                                                =============        =============





                                       (7)